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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington D. C. 20549



                                   FORM 8-K



                           Current Report Pursuant
                        to Section 13 or 15(d) of the
                     Securities and Exchange Act of 1934


                      Date of Report:  May 25, 2000



                               Viropro, Inc.
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            (Exact Name of Registrant as Specified in its Charter)


                                  Nevada
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                (State or Other Jurisdiction of Incorporation)


             333-06718                              133124057
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     (Commission File Number)      (IRS Employer Identification Number)


              3163 Kennedy Boulevard, Jersey City, NJ  07306
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            (Address of Principal Executive Offices)  (Zip Code)


                      (800) 361-1199
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              (Registrant's Phone Number, Including Area Code)










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ITEM 4.  Changes in Registrant's Certifying Accountants.

(a) Reason for changing, including disagreements if any.

The company had intended to utilize the services of Mr. Thomas Klash, a CPA located in Hollywood, Florida. Mr. Klash had been the auditor for the operating subsidiary of the company, Insecta Sales and Research, Inc. Unfortuantly there are scheduling problems that preclude his ability to continue with the engagement. Management and Mr. Klash have decided to discontinue Mr. Klash's engagement and for the company to engage the services of Mr. Joel Baum, C.P.A. Mr. Baum had previously served the company's predecessor Food Concepts, Inc.

(b) New auditors engaged?

The Company has engaged the services of Mr. Joel Baum, C.P.A., located at 1515 University Drive, Suite 209, Coral Springs, Florida 33071.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          /s/  Hugh D. Johnson
Date:                                By: --------------------------
                                         Hugh J. Johnson, Secretary




Exhibits.  Letters from Accountants, or other items applicable to situation, if any.

           NONE